                                                                   Exhibit 10.39

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL OF THE SENIOR INDEBTEDNESS (AS DEFINED BELOW) PURSUANT TO THE TERMS OF THIS SUBORDINATED NOTE AND TO THE EXTENT PROVIDED HEREIN.

                               SUBORDINATED NOTE

                                                       Dated: September 27, 1999

          FOR VALUE RECEIVED, the undersigned FOX FAMILY WORLDWIDE, INC. (formerly known as Fox Kids Worldwide, Inc.), a Delaware corporation ("Fox Family"), HEREBY PROMISES TO PAY TO THE ORDER OF FOX BROADCASTING COMPANY, a Delaware corporation, or its permitted registered assigns (the "Subordinated Lender"), the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000.00) on September 27, 2009. Interest shall accrue on the principal amount outstanding from time to time under this Subordinated Note, from and including the date of issuance hereof until such principal amount is paid in full, at a rate per annum (computed on the basis of a 365/366-day year) equal to 20%. Accrued and unpaid interest shall be added automatically to the principal amount outstanding under this Subordinated Note on each September 30, December 31, March 31 and June 30, commencing December 31, 1999, and shall become a part thereof unless, at any time, Fox Family elects to pay all or a portion of such interest in cash and is permitted to make such payment in cash under Section 8(d)(i)(D) of Fox Kids Guarantee dated October 28, 1997 made by Fox Family in favor of the Secured Parties referred to in the Credit Agreement (as hereinafter defined) and under Sections 10.8 and 10.9 of the Indentures (as hereinafter defined). Capitalized terms not otherwise defined in this Subordinated Note shall have the same meanings as specified therefor in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to the Subordinated Lender, at its offices at 10201 West Pico Boulevard, Los Angeles, CA 90035 (or at such other location as shall be designated by the Subordinated Lender in a written notice to Fox Family and the Senior Representative (as hereinafter defined)), in same day funds. The loan made by the Subordinated Lender to Fox Family hereunder, and all payments and prepayments made on account of principal hereof, shall be recorded by the Subordinated Lender and, prior to any transfer hereof, endorsed on the grid attached hereto that is part of this Subordinated Note; provided that the failure of the Subordinated Lender to make any such recordation or endorsement shall not affect the obligations of Fox Family under this Subordinated Note.

          Subject to the provisions of the Credit Agreement, the Fox Kids Guarantee and the Indentures, the principal amount outstanding under this Subordinated Note may, at the option of Fox Family, be prepaid at any time, in whole or in part, without penalty or premium.

          The aggregate principal amount owing to the Subordinated Lender from time to time under this Subordinated Note, all accrued and unpaid interest thereon, and any other indebtedness evidenced by or otherwise owing in respect of this Subordinated Note (collectively, the "Subordinated

Indebtedness") is and shall be subordinate and junior in right of payment and otherwise, to the extent and in the manner hereinafter set forth, to the prior payment in full of all of the Senior Indebtedness (as hereinafter defined), whether now or hereafter existing. For all purposes of this Subordinated Note, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

          (a) "Administrative Agent" means Citicorp USA, Inc., as the administrative agent and the collateral agent for the Senior Lenders and the other Secured Parties, together with any successor thereto appointed pursuant to Article VIII of the Credit Agreement.

          (b) "Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of October 28, 1997 among FCN Holding, Inc., International Family Entertainment, Inc. and Saban Entertainment, Inc., as the Borrowers thereunder, Fox Kids Holdings, LLC, as a guarantor thereunder, the Senior Lenders, Citicorp Securities, Inc., Chase Securities, Inc. and BankBoston, N.A., as the Co-Arrangers for the Facilities referred to therein, and the Administrative Agent, as amended, and as such agreement may be amended, supplemented or otherwise modified from time to time.

          (c) "Indentures" means, collectively, (a) the Indenture dated as of October 28, 1997 between Fox Family and The Bank of New York, as Trustee, relating to the 9-1/4% Senior Notes due 2007, and the Indenture dated as of October 28, 1997 between Fox Family and The Bank of New York, as Trustee, relating to the 10-1/4% Senior Discount Notes due 2007, in each case as such agreement may be amended, supplemented or otherwise modified from time to time.

          (d) "Senior Creditors" means, collectively, the Senior Secured Creditors, the Senior Notes Creditors and the other holders, if any, of any of the Senior Indebtedness.

          (e) "Senior Indebtedness" means, collectively, the Senior Secured Indebtedness and the Senior Notes Indebtedness.

          (f) "Senior Lenders" means the banks, financial institutions and other institutional lenders from time to time party to the Credit Agreement.

          (g) "Senior Notes" means, collectively, the 9-1/4% Senior Notes due 2007 and the 10-1/4% Senior Discount Notes due 2007 issued under the Indentures, in each case as amended, supplemented or otherwise modified from time to time.

          (h) "Senior Notes Creditors" means, collectively, the trustees under each of the Indentures and the holders from time to time of Senior Notes Indebtedness.

          (i) "Senior Notes Indebtedness" means (i) all Obligations of Fox Family, whether now or hereafter existing, under or in respect of the Indentures and the Senior Notes, whether direct or indirect, absolute or contingent, and whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any Insolvency Proceeding (as hereinafter defined), whether or not such interest accrues after the filing of such petition for purposes of any applicable Insolvency Laws (as hereinafter defined), or is an allowed claim in such Insolvency Proceeding), premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise and (ii) any and all extensions, modifications, substitutions, amendments, renewals, refinancings, replacements and refundings of any or all of the Obligations referred to in clause (i) of this definition, and any instrument or agreement evidencing or otherwise setting forth the terms of any Indebtedness or other Obligations incurred in any such extension, modification, substitution, amendment, renewal, refinancing, replacement or refunding.

          (j)  "Senior Representative" means (i) the Administrative Agent or
     (ii) after the payment in full of all of the Senior Secured Obligations and the termination or expiration of all of the commitments of the Senior Secured Creditors in respect thereof, either of the trustees for the Senior Notes or the holders of a majority in aggregate principal amount of the outstanding Senior Notes of either issue.

          (k) "Senior Secured Creditors" means, collectively, the Administrative Agent, the Senior Lenders and the other Secured Parties and any other holder of any of the Senior Secured Indebtedness.

          (l) "Senior Secured Indebtedness" means (i) all Obligations of Fox Family, whether now or hereafter existing, under or in respect of the Credit Agreement, the Notes and the other Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any Insolvency Proceeding, whether or not such interest accrues after the filing of such petition for purposes of any applicable Insolvency Laws, or is an allowed claim in such Insolvency Proceeding), premium, fees, indemnification payments, contract causes of action, costs, expenses or otherwise and (ii) any and all extensions, modifications, substitutions, amendments, renewals, refinancings, replacements and refundings of any or all of the Obligations referred to in clause (i) of this definition, and any instrument or agreement evidencing or otherwise setting forth the terms of any Indebtedness or other Obligations incurred in any such extension, modification, substitution, amendment, renewal, refinancing, replacement or refunding.

Furthermore, for all purposes of this Subordinated Note, the Senior Indebtedness shall not be deemed to have been paid in full until the latest of (A) the payment in full in cash of all of the Senior Indebtedness and the expiration or termination of all of the commitments of the Secured Parties and the other holders thereof, (B) the expiration or termination of all of the Bank Hedge Agreements and (C) the Termination Date.

          In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of Fox Family or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar action or proceeding under the United States Federal Bankruptcy Code or any other federal or state bankruptcy or insolvency laws or any similar Requirements of Law of any other jurisdiction covering the protection of creditors' rights or the relief of debtors (collectively, the "Insolvency Laws"), or upon an assignment for the benefit of creditors or any other marshalling of the property, assets and liabilities of Fox Family or otherwise (each, an "Insolvency Proceeding"), the Senior Creditors shall be entitled to receive payment in full of all of the Senior Indebtedness before the Subordinated Lender is entitled to receive any payment or distribution of any kind or character on account of all or any of the Subordinated Indebtedness, and, to that end, any payment or distribution of any kind or character (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Indebtedness in any such Insolvency Proceeding (including, without limitation, any payment that may be payable by reason of any other Indebtedness of Fox Family being subordinated to payment of the Subordinated Indebtedness) shall be paid or delivered forthwith directly to the Senior Representative, for the ratable account of the Senior Secured Creditors and the Senior Notes Creditors, in the same form as so received (with any necessary endorsement or assignment), for application (in the case of cash) to, or to be held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness until all of the Senior Indebtedness shall have been paid in full.

          No payment or distribution of any property or assets of Fox Family of any kind or character (including, without limitation, any payment that may be payable by reason of any other Indebtedness of Fox Family being subordinated to payment of the Subordinated Indebtedness) shall be made by or on behalf of Fox Family for or on account of any Subordinated Indebtedness, unless and until all of the Senior Indebtedness shall have been paid in full or unless such payment is expressly permitted to be made under Section 8(d)(i)(D) of the Fox Kids Guarantee and Sections 10.8 and 10.9 of the Indentures. Furthermore, so long as the Senior Indebtedness shall not have been paid in full, the Subordinated Lender shall not (a) ask, demand, sue for, take or receive from Fox Family, directly or indirectly, in cash or other property or by setoff or in any manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Indebtedness, except to the extent that such payment is expressly permitted to be made under Section 8(d)(i)(D) of the Fox Kids Guarantee and Sections 10.8 and 10.9 of the Indentures, (b) commence, or join with any creditor other than the Senior Representative in commencing, or directly or indirectly cause Fox Family to commence, or assist Fox Family in commencing, any Insolvency Proceeding, or (c) request or accept any collateral or other security for the Subordinated Indebtedness. If the Subordinated Lender, in contravention hereof, shall commence, prosecute or participate in any Insolvency Proceeding, then the Senior Representative may intervene and interpose as a defense or plea the terms of this Subordinated Note in its own name or in the name of the Subordinated Lender.

          Until such time as all of the Senior Indebtedness has been paid in full, if any Insolvency Proceeding is commenced by or against Fox Family:

          (a) the Senior Representative is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution otherwise payable to the Subordinated Lender in respect of this Subordinated Note and give acquittance therefor, and to file claims and proofs of claim and take such other actions (including, without limitation, voting the Subordinated Indebtedness or enforcing any security interest or other lien securing payment of the Subordinated Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Representative or any of the other Senior Creditors under this Subordinated Note; and

          (b) the Subordinated Lender shall duly and promptly take such action as the Senior Representative may reasonably request (i) to collect the Subordinated Indebtedness for the account of the Senior Representative, for the ratable benefit of the Senior Secured Creditors and the Senior Notes Creditors, and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness, (ii) to execute and deliver to the Senior Representative such powers of attorney, assignments or other instruments as the Senior Representative may reasonably request in order to enable the Senior Representative to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Indebtedness and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

          All payments or distributions upon or with respect to the Subordinated Indebtedness that are received by the Subordinated Lender contrary to the provisions of this Subordinated Note shall be received in trust for the benefit of the Senior Representative and the Senior Creditors, shall be segregated from other property or funds of the Subordinated Lender and shall be paid or delivered forthwith directly to the Senior Representative, for the account of the Senior Secured Creditors and the Senior Notes Creditors, in the same form as so received (with any necessary endorsement or assignment), to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness until all of the Senior Indebtedness shall have been paid in full.

          To the extent that Fox Family, the Subordinated Lender or any of their respective Subsidiaries or any other guarantor of or provider of collateral for the Senior Indebtedness shall make any payment on the Senior Indebtedness that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be-repaid to a trustee, receiver or any other party under any applicable Insolvency Law or equitable cause (any such payment being a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Indebtedness that had been previously satisfied by such Voided Payment shall be reinstated and continue in full force and effect as if such Voided Payment had never been made. To the extent that the Subordinated Lender shall have received any payments subsequent to the date of the initial receipt of such Voided Payment by the Senior Representative or any of the other Senior Creditors and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or required to be repaid to a trustee, receiver or any other party under any applicable Insolvency Law or equitable cause, the Subordinated Lender shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Senior Representative and the other Senior Creditors, and the Subordinated Lender hereby agrees to pay to the Senior Representative, upon demand, the full amount so received by the Subordinated Lender during such period of time to the extent necessary to fully restore to the Senior Representative and the other Senior Creditors the amount of such Voided Payment, which amount shall be applied as set forth in the immediately preceding paragraph.

          The Senior Representative is hereby authorized to demand specific performance of the subordination provisions of this Subordinated Note, whether or not Fox Family shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Lender shall have failed to comply with any of the subordination provisions of this Subordinated Note. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

          The Subordinated Lender will not:

          (a) (i) Cancel or otherwise discharge any of the Subordinated Indebtedness (except upon payment in full of all of the Senior Indebtedness or, at any time and from time to time prior thereto, to the extent that such payment is expressly permitted to be made under Section 8(d)(i)(D) of the Fox Kids Guarantee and under Sections 10.8 and 10.9 of the Indentures),
     (ii) convert or exchange any of the Subordinated Indebtedness into or for any other Indebtedness (except to the extent expressly permitted by the Indentures), (iii) convert or exchange any of the Subordinated Indebtedness into or for any Equity Interest in Fox Family or otherwise (except to the extent expressly permitted by the Indentures) or (iv) subordinate any of the Subordinated Indebtedness to any Indebtedness of Fox Family other than the Senior Indebtedness (except that no consent of the holders of the Senior Notes or either of the trustees for the Senior Notes shall be required to subordinate any of the Subordinated Indebtedness to any other Indebtedness of Fox Family (although nothing herein shall limit the obligation of any holder of Indebtedness of Fox Family to turn over or otherwise subordinate itself to any or all of the Senior Creditors in accordance with any subordination provisions applicable to such Indebtedness);

          (b) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Indebtedness; or

          (c) Permit the terms of any of the Subordinated Indebtedness to be amended, waived, supplemented or otherwise modified in such a manner as could have an adverse effect upon the rights or interests of the Senior Representative or any of the other Senior Creditors under this Subordinated Note, any of the Loan Documents, either of the Indentures or any of the other agreements, instruments or other documents evidencing or otherwise setting forth the terms of any of the Senior Indebtedness.

          No payment or distribution to the Senior Representative or any of the other Senior Creditors pursuant to the provisions of this Subordinated Note shall entitle the Subordinated Lender to exercise any rights of subrogation in respect thereof, nor shall the Subordinated Lender have any right of reimbursement, restitution, exoneration, contribution or indemnification whatsoever from any property or assets of Fox Family or any of the other guarantors, sureties or providers of collateral security for the Senior Indebtedness, or any right to participate in any claim or remedy of the Senior Representative or any of the other Senior Creditors against Fox Family or any of the Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law (including, without limitation, the right to take or receive from Fox Family, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right), until (i) all of the Senior Indebtedness shall have been paid in full and all of the commitments of the Secured Parties and the other holders thereof shall have expired or been terminated, (ii) all of the Bank Hedge Agreements shall have expired or been terminated and (iii) the Termination Date shall have occurred.

          The holders of the Senior Indebtedness may, at any time and from time to time, without any Consent of or notice to the Subordinated Lender or any other holder of the Subordinated Indebtedness and without impairing or releasing the obligations of the Subordinated Lender hereunder:

          (a) change the manner, place or terms of payment of, or change or extend the time of payment of, or renew payment or change or extend the time or payment of, or renew or alter, the Senior Indebtedness (including any change in the rate of interest thereon), or amend, supplement or otherwise modify in any manner any instrument, agreement or other document under which any of the Senior Indebtedness is outstanding;

          (b) sell, exchange, release, not perfect and otherwise deal with any of the property or assets of any Person at any time pledged, assigned or mortgaged to secure the Senior Indebtedness;

          (c) release any Person liable in any manner under or in respect of the Senior Indebtedness;

          (d) exercise or refrain from exercising any rights against Fox Family, any of the other Loan Parties or any of their respective Subsidiaries or any other Person;

          (e) apply to the Senior Indebtedness any sums from time to time received by or on behalf of the Senior Representative or any of the other Senior Creditors; and

          (f)  sell, assign, transfer or exchange any of the Senior
     Indebtedness.

          Each of Fox Family and the Subordinated Lender will, if reasonably requested by the Senior Representative or either of the trustees for the Senior Notes, further mark their respective books of account in such a manner as shall be effective to give proper notice of the effect of the subordination provisions of this Subordinated Note. Each of Fox Family and the Subordinated Lender will, at its sole expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or that the Senior Representative or either of the trustees for the Senior Notes may reasonably deem desirable and may request in order to protect any right or interest granted or purported to be granted under the subordination provisions of this Subordinated Note or to enable the Senior Representative or any of the other Senior Creditors to exercise and enforce its rights and remedies hereunder.

          The foregoing provisions regarding subordination are and are intended solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness, on the one hand, and the holders of the Subordinated Indebtedness, on the other hand. Such provisions are for the benefit of the holders of the Senior Indebtedness and shall inure to the benefit of, and shall be enforceable by, the Senior Representative, on behalf of itself and the other Senior Creditors, directly against the holders of the Subordinated Indebtedness, and no holder of the Senior Indebtedness shall be prejudiced in its right to enforce the subordination of any of the Subordinated Indebtedness by any act or failure to act by Fox Family or any Person in custody of its property or assets. The subordination provisions herein shall constitute a continuing offer to each and every holder of Senior Indebtedness from time to time and such holders are intended third party beneficiaries hereof. Nothing contained in the foregoing provisions is intended to or shall impair, as between Fox Family and the holders of the Subordinated Indebtedness, the obligations of Fox Family to such holders.

          Fox Family agrees to pay, upon demand therefor, all of the reasonable and properly documented out-of-pocket costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Senior Representative or any of the other Senior Creditors in enforcing the provisions of this Subordinated Note.

          Fox Family hereby waives promptness, diligence, presentment for payment, demand, notice of dishonor and protest and any other notice with respect to this Subordinated Note.

          None of the rights or interests of the Subordinated Lender in this Subordinated Note may be assigned or otherwise transferred thereby to any Person other than a member of the TNCL Group the Saban Group without the prior written consent of Fox Family and the Senior Representative.

          No amendment, waiver or modification of this Subordinated Note (including, without limitation, the subordination provisions hereof), and no consent to any departure herefrom, shall be effective unless the same shall be in writing and signed by the Subordinated Lender and, if any such amendment, waiver or modification of this Subordinated Note (including, without limitation, the subordination provisions hereof) could adversely affect the rights or interests of the Senior Representative or any of the other Senior Creditors under or in respect of this Subordinated Note, any of the Loan Documents, either of the Indentures or any of the other agreements, instruments or other documents evidencing or otherwise setting forth the terms of any of the Senior Indebtedness in any manner, signed by the Senior Representative and/or each of the trustees for the Senior Notes, and then, in each case, such waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that neither of the trustees for the Senior Notes shall be required to consent to any such amendment, waiver or modification that would not adversely affect the rights or interests of any of the Senior Notes Creditors.

          No failure on the part of the Subordinated Lender or the Senior Representative or any of the other Senior Creditors to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or a consent thereto; nor shall a single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by applicable law.

          This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.


                              FOX FAMILY WORLDWIDE, INC.,
                              a Delaware corporation



                              By /s/ Mel Woods
                                ------------------------------
                                 Name: MEL WOODS
                                 Title:  President/ COO


ACCEPTED AND AGREED TO:

FOX BROADCASTING COMPANY,
a Delaware corporation


By  /s/ Lon Jacobs
   --------------------------
  Name: LON JACOBS
  Title:

                LOAN AND PAYMENTS AND PREPAYMENTS OF PRINCIPAL



                           Amount of
           Amount of    Principal Paid     Unpaid Principal     Notation
   Date      Loan         or Prepaid           Balance           Made by
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